
                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                     MONTGOMERY STREET INCOME SECURITIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------
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                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------


                    MONTGOMERY STREET INCOME SECURITIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS--JULY 13, 2006


    The undersigned hereby appoints Mark D. Nerud and Jeffrey C. Nellessen, each with the power of substitution, as proxies for the undersigned, to vote all shares of Montgomery Street Income Securities, Inc. (the "Fund") which the
P undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 101 California Street, 5th Floor, San Francisco, California 94111, on Thursday, July 13, 2006 at 10:00 a.m., Pacific time,
R   and at any adjournments or postponements thereof.

    The undersigned hereby revokes any and all proxies with respect to such
O shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

X This instruction may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Georgeson Shareholders, 17 State Street, 10th Floor, New York,
Y   NY 10004, Attn: MSIS, or by voting at the Annual Meeting.

    THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON THE PROPERLY EXECUTED PROXY, THE UNDERSIGNED'S VOTE WILL BE CAST FOR PROPOSAL 1 AND FOR PROPOSAL 2.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

               (Continued, and to be signed, on the reverse side.)

                     THE FUND OFFERS STOCKHOLDERS OF RECORD
                          THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

   TELEPHONE VOTING           INTERNET VOTING               VOTING BY MAIL

This method of voting     Visit the Internet            Simply sign and date
is available for          voting Web site at            your proxy card and
residents of the U.S.     http://proxy.georgeson.com.   return it in the
and Canada. On a touch    Have this proxy card          postage-paid envelope
tone telephone, call      ready and follow the          to Georgeson
TOLL FREE                 instructions on your          Shareholder
1-800-786-5219. Have      screen. You will incur        Communications, Wall
this proxy card ready,    only your usual               Street Station, P.O.
then follow the           Internet charges.             Box 1100, New York, NY
prerecorded               Available 24 hours a          10269-0646. If you are
instructions. Your        day, 7 days a week            voting by telephone or
vote will be confirmed    until 5:00 p.m.               the Internet, please
and cast as you have      Eastern Daylight Time         do not mail your proxy
directed. Available 24    on July 12, 2006.             card.
hours a day, 7 days a
week until 5:00 p.m.
Eastern Daylight Time
on July 12, 2006.

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

                o DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL o


  Please mark
X votes as in
  this example.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSALS.

                                                                                FOR all nominees             WITHHOLD
                                                                                   (EXCEPT AS                from all
                                                                                INDICATED TO LEFT)           nominees



1. To elect five directors of the Fund to hold office until the next                [ ]                        [ ]
   Annual Meeting or until their respective successors shall have been duly elected and qualified.


   NOMINEES: RICHARD J, BRADSHAW, VICTOR L. HYMES, JOHN T. PACKARD,
             WENDELL G. VAN AUKEN AND JAMES C. VAN HORNE

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of that nominee on the space provided below.


   -------------------------------------------------------------------

                                                                                    FOR          AGAINST      ABSTAIN

2. To approve a new Investment Advisory Agreement between the Fund and              [ ]            [ ]         [ ]
   Hartford Investment Management Company.


                                                                            THE PROXIES ARE AUTHORIZED TO VOTE IN
                                                                            THEIR DISCRETION ON ANY OTHER BUSINESS
                                                                            WHICH MAY PROPERLY COME BEFORE THE ANNUAL
                                                                            MEETING AND ANY ADJOURNMENTS OR
                                                                            POSTPONEMENTS THEREOF.

                                                                            Date                              , 2006
                                                                                 ----------------------------


                                                                            -----------------------------------------
                                                                                    (Signature of Stockholder)


                                                                            -----------------------------------------
                                                                                  (Signature of joint owner, if any)

                                                                            Please sign exactly as your name or names
                                                                            appear. When signing as an attorney,
                                                                            executor, administrator, trustee or
                                                                            guardian, please give your full title as
                                                                            such.


               PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.
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